Proven. Focused. Better Together. A Merger of Equals November 4, 2019 EXHIBIT 99.2

Disclaimer 2 Forward-Looking Statement   This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) with respect to First Horizon’s and IBERIABANK’s beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward” and other expressions that indicate future events and trends identify forward-looking statements.   Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic and competitive uncertainties and contingencies, many of which are beyond the control of First Horizon and IBERIABANK, and many of which, with respect to future business decisions and actions, are subject to change and which could cause actual results to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include factors previously disclosed in First Horizon’s and IBERIABANK’s respective reports filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the following factors, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between First Horizon and IBERIABANK; the outcome of any legal proceedings that may be instituted against First Horizon or IBERIABANK; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the risk that any announcements relating to the proposed combination could have adverse effects on the market price of the common stock of either or both parties to the combination; the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where First Horizon and IBERIABANK do business; certain restrictions during the pendency of the merger that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; First Horizon and IBERIABANK success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by First Horizon’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of First Horizon and IBERIABANK.   We caution that the foregoing list of important factors that may affect future results is not exhaustive.  Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in First Horizon’s Annual Report on Form 10-K for the year ended December 31, 2018, and in its subsequent Quarterly Reports on Form 10-Q filed with the SEC and available in the “Investor Relations” section of First Horizon’s website, http://www.FirstHorizon.com, under the heading “SEC Filings” and in other documents First Horizon files with the SEC, and in IBERIABANK’s Annual Report on Form 10-K for the year ended December 31, 2018, and in its subsequent Quarterly Reports on Form 10-Q filed with the SEC and available in the “Investor Relations” section of IBERIABANK’s website, www.IBERIABANK.com, under the heading “Financials & Filings” and in other documents IBERIABANK files with the SEC.    Important Other Information   In connection with the proposed transaction, First Horizon will file with the SEC a registration statement on Form S-4 to register the shares of First Horizon’s capital stock to be issued in connection with the proposed transaction. The registration statement will include a joint proxy statement of First Horizon and IBERIABANK which will be sent to the shareholders of First Horizon and IBERIABANK seeking their approval of the proposed transaction.   This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS AND SHAREHOLDERS OF FIRST HORIZON AND IBERIABANK ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST HORIZON, IBERIABANK AND THE PROPOSED TRANSACTION.   Investors and shareholders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about First Horizon and IBERIABANK, without charge, at the SEC’s website (http://www.sec.gov). Copies of the registration statement, including the joint proxy statement/prospectus, and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Clyde A. Billings Jr., First Horizon, 165 Madison Avenue, Memphis, TN 38103, telephone (901) 523-5679, or Jefferson G. Parker, IBERIABANK, 200 West Congress Street, Lafayette, LA 70501, telephone (504) 310-7314.      Participants in the Solicitation   First Horizon, IBERIABANK and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding First Horizon’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 11, 2019, and certain of its Current Reports on Form 8-K. Information regarding IBERIABANK’s directors and executive officers is available in its definitive proxy statement, which was filed with SEC on March 28, 2019, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

3 D. Bryan Jordan Chairman, President & Chief Executive Officer First Horizon Daryl G. Byrd President & Chief Executive Officer IBERIABANK William C. (BJ) Losch III Executive Vice President, Chief Financial Officer First Horizon Anthony J. Restel Vice Chairman, Chief Financial Officer IBERIABANK Presenters

Overview of Merger of Equals 4 Combined Company by the Numbers: $75Bn IN ASSETS $57Bn IN DEPOSITS $55Bn IN LOANS COMPELLING STRATEGIC BENEFITS Pro forma footprint is located in: 15  of the Top 20 Southern MSAs by population 11  states across combined footprint Strong cultural alignment with valued-based employee cultures, exceptional relationship-oriented customer service, community and socially-minded organizations Market-centric business models that allow bankers to deliver exceptional customer service and make locally-based decisions for their clients   Well-diversified business mix with strong core deposit franchise and diversified loan portfolio Proven strong credit culture and risk management practices Enhanced scale provides resources to strengthen online and mobile platforms and transform products and services through advanced technology and innovation to provide an even better customer experience Well-regarded combined management team with significant experience leading regional banks and successful acquisition and integration experience EXPANSIVE GEOGRAPHIC REACH IN HIGH-GROWTH, ATTRACTIVE MARKETS THROUGHOUT THE SOUTH First Horizon IBERIABANK Headquarters

Proven. Focused. Better Together. 5 Better Together Premier Southern-Based Bank Complementary Market Position Diversified Business Mix Peer Leading Profitability Financially Attractive Experienced Leadership Team Better Together Proven Investing in Growth Merger of Equals Increased Size & Scale Long-Standing Histories Strong Credit Culture Accelerating Performance Successful Execution Focused

6 Creating a Top-Tier Differentiated U.S. Banking Institution Premier Southern banking institution with $75Bn in assets Top 25 bank in the U.S. (1) Strengthens competitive position in high-growth, attractive markets Pro forma footprint located in 15 of top 20 Southern MSAs Well-diversified revenue mix Greater product offering and customer value proposition Pro forma 18% ROATCE Compelling operating performance with 51% Efficiency ratio 10% EPS growth for ‘20E-’21E Value creation from synergies accrues to all shareholders Double-digit earnings accretion to both parties Increased capital generation History of successfully executing and integrating M&A transactions Comprehensive due diligence process led by senior leadership Diversified Business Mix Complementary Market Position Premier Southern-Based Bank Experienced Leadership Team Financially Attractive Peer Leading Profitability Long-Lived History, Common Culture and Shared Philosophy Position the Company for Success Source: SNL Financial Notes: Based on U.S. deposit market share information per FDIC deposit data from SNL Financial

Combination Summary 7 Merger of Equals IBERIABANK merges into First Horizon 100% stock consideration Executive team based on a balanced mix of both teams Daryl G. Byrd, Executive Chairman D. Bryan Jordan, Chief Executive Officer 17 members: 9 First Horizon 8 IBERIABANK 56% First Horizon 44% IBERIABANK Memphis, TN Approval of First Horizon and IBERIABANK shareholders Customary regulatory approvals Anticipated closing in 2Q 2020 First Horizon Fixed exchange ratio, set at-market based on November 1, 2019 close IBERIABANK shareholders will receive 4.584 shares of FHN for each IBKC share Structure Ownership Exchange Ratio Name Executive Leadership Headquarters Board of Directors Timing and Approval

Balanced Board and Combined Executive Leadership Team Strong Industry Expertise, Common Cultures & Experience Integrating Large Transactions 8 Executive Leadership Team Board of Directors Executive Chairman Daryl Byrd Lead Director Colin Reed Board Split 9 FHN Bryan Jordan Chief Executive Officer William Losch Chief Financial Officer Anthony Restel Chief Operating Officer David Popwell President Specialty Banking Michael Brown President Regional Banking Tammy LoCascio Head of Human Resources Daryl Byrd Executive Chairman Beth Ardoin Chief Communications Officer Susan Springfield Chief Credit Officer Terry Akins Chief Risk Officer 8 IBKC Vernon Stafford Chief Audit Executive

FIRST HORIZON
IBERIABANK

Complementary Franchises With Presence Across Attractive Markets

Expansive Geographic Footprint


MO
KY
WV
VA
NC
TN
OK
AR
SC
MS
AL
GA
TX
LA
FL
First Horizon
IBERIABANK

Attractive Market Presence

Major Southern MSAs Served [(1)(2)]	**26** MSAs
Top 5 Deposit Rank in Top 20 Pro Forma MSAs	**60%** (12 of 20)
National Deposit Market Share Rank [(3)]	**#25** Rank
Projected Population Growth ('19-'24E)	**4.5%** *(25% faster than national average)*

Enhancing Our Presence in High Growth Markets

Memphis, TN



New Orleans, LA



Nashville, TN



Miami, FL



Orlando, FL



Houston, TX



Atlanta, GA



Charlotte, NC



Raleigh, NC



Knoxville, TN



Dallas, TX



Tampa Bay, FL



Source: SNL Financial, Company Filings
Notes:
1. Southern states include: Alabama, Arkansas, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee, Texas and Virginia
2. Represents MSAs with population of at least 500,000
3. Based on U.S. deposit market share information per FDIC deposit data from SNL Financial

PROVEN. FOCUSED. BETTER TOGETHER.
9

Source: 10 Source: SNL Financial Notes: Represents 2020 estimated metrics as if merger impacts are fully phased-in for illustrative purposes Capitalized value of net cost synergies based on annual after-tax cost synergies capitalized assuming an 11x P/E multiple less after-tax one-time merger expense See slide 18 of this presentation for key assumptions Includes estimated pro forma impacts of CECL during M&A purchase accounting Represents 2021 estimates assuming the impact of cost savings are fully phased-in for illustrative purposes Includes full impact of one-time merger expenses for illustrative purposes Attractive Scale, Profitability & Shareholder Value Creation $1Bn Value of Synergies (2) 56% 44% Market Cap $9Bn+ Assets $75Bn Deposits $57Bn ROAA (1) 1.4% ROATCE (1) 18% Efficiency Ratio (1) 51% GAAP With CECL (4) Current Accounting EPS Accretion to First Horizon (5) 16% 11% EPS Accretion to IBERIABANK (5) 22% 17% TBV per Share Impact (6) (5)% (3)% TBV Earnback Period (6) 2 Years 1.5 Years Dividend Accretion to IBERIABANK 43% 43% Peer Leading Profitability Significant Pro Forma Scale Shareholder Value Creation (3) Value of Cost Synergies Accrues to All Shareholders (2)

Top Tier Profitability Profile 11 Source: SNL Financial Notes: Combined peers include all major exchange-traded banks with assets between $50Bn and $150Bn Represents 2020 estimated metrics as if merger impacts are fully phased-in for illustrative purposes Based on estimated 2021 pro forma EPS assuming 75% cost savings phase-in and 2020 pro forma EPS assuming a 6/30/2020 closing date and 25% cost savings phase-in (50% for the remainder of the year) 1.4%(2) 1.1% 1.2% 18%(2) 16% 51%(2) 60% 55% Pro Forma Pro Forma Pro Forma Increased Return Profile Supports Stronger Incremental Capital Generation Over Time Median: 7% Median: 15% Median: 1.2% Pro Forma Median: 58% 10%(3) 5% 7% Efficiency Ratio (2020E) (1) ROATCE (2020E) (1) ROAA (2020E) (1) 2021E vs. 2020E EPS Growth Rate (1)

12 Investing in Growth Together, First Horizon and IBERIABANK are well-positioned to leverage each institution’s strengths to serve customer needs Greater Size & Scale… …Allows for Investments in Growth & Transformation… …Which Makes First Horizon & IBERIABANK Better Together Digital and mobile strategies Evolving customer expectations Data analytics Treasury management Technology infrastructure AI and robotics Provides enhanced and diversified income stream to drive future growth Enables greater leverage in technology, marketing and overhead investment Leverages enterprise-wide capabilities to augment seamless customer experience Wider customer base Expansive geographic footprint Well-balanced product suite Better product combination GREATER SCALE GREATER REACH Invest in technology Compete more effectively with the largest banks Enhance digital capabilities and back office infrastructure Realize synergistic benefits of complementary product offerings and expertise

Well-Diversified Revenue Streams 13 Source: SNL Financial Notes: Based on LTM financial information Total Revenue Composition (1) Non-Interest Income Composition by Type (1) ~$800MM of Pro Forma Fee Income Total Fee Income: ~$800MM Stable sources of revenue across differentiated products Appropriately scaled businesses Fee income mix positions us well in current environment Opportunities for cross-sell and expanded products ~$3.0Bn of Pro Forma Revenue

Complementary Loan Portfolio 14 Source: SNL Financial Notes: Excludes the impact of purchase accounting adjustments Certain loans, including credit card loans, equipment financing and corporate asset financing leases, are not classified by state Composition by geography is based on 3Q 2019 data for IBERIABANK and 2Q 2019 data for First Horizon Composition by Type Composition by Geography (2)(3) $55Bn in Pro Forma Loans (1) Yield on Loans: 4.9% Loans: $55Bn Loans: $55Bn Strong market-based relationships Differentiated specialty lending verticals Well-diversified geographic portfolio Balanced loan composition

$57Bn in Pro Forma Deposits (1) Strong Combined Deposit Franchise 15 Source: SNL Financial Notes: Excludes the impact of purchase accounting adjustments Composition by geography is based on FDIC deposit data from SNL Financial Tennessee 43% Florida 20% Louisiana 16% Miami 10% Cost of Deposits: 1.0% Composition by Type Composition by Geography (2) Deposits: $57Bn Deposits: $57Bn Balanced presence in high-growth and stable markets Commitment to key geographies and attractive MSAs Strong core deposit base Excess liquidity provides future growth pathway

Extensive Suite of Products & Capabilities Increases Customer Value Proposition for Combined Company Source: Company Fillings 16 Products & Capabilities Commercial Retail Other Opportunity to scale further on a combined basis, with potential for additional revenue opportunities First Horizon IBERIABANK Key Products Pro Forma Commercial (C&I & CRE) ˜ ˜ P Business Banking ˜ ˜ P Asset Based Lending ˜ ˜ P Mortgage Warehouse Lending ˜ ™ P Franchise Finance ˜ ™ P Healthcare ˜ ™ P Correspondent Banking ˜ ™ P Energy Lending ˜ ˜ P Equipment Finance ™ ˜ P Sports & Entertainment ˜ ˜ P Treasury Management ˜ ˜ P Retail Branch Banking ˜ ˜ P Credit Cards ˜ ˜ P Wealth Management ˜ ˜ P Mortgage Banking ˜ ˜ P Small Business Banking ˜ ˜ P Fixed Income ˜ ™ P Brokerage / Securities ˜ ˜ P Title Insurance ™ ˜ P

Extensive Due Diligence Process 17 Comprehensive Due Diligence & Preparation Ability to Leverage Successful Integration History Disciplined & Experienced With M&A Both First Horizon and IBERIABANK management and employees have significant acquisition and integration experience Combined management team has successfully completed and integrated 17 bank M&A transactions over the last 10 years Integration process will evaluate and reflect best practices and people at each bank Thorough Due Diligence Process Comprehensive process led by First Horizon and IBERIABANK senior leadership teams Significant alignment in credit philosophy, approach and risk appetite Strong compliance culture throughout each organization Collaborative, detailed review of both companies’ cost structure and expected synergies Extensive credit due diligence performed by both companies, including thorough loan file review to assess risk appetite, underwriting practices, loan administration and risk rating accuracy Strong familiarity between credit teams Detailed file review of First Horizon’s and IBERIABANK’s loan portfolio Large focus on interest rate risk sensitivity given current rate environment Thorough review of all regulatory, compliance, legal and operational risks Proven-track record of successful deal execution Demonstrated ability to retain key personnel Strong integration expertise from both parties Focus on customers throughout integration Thorough Due Diligence & Demonstrated M&A Track Record Will Lead to Successful Integration

Key Transaction Assumptions 18 At-market, 100% stock transaction where IBERIABANK merges into First Horizon First Horizon issues shares; fixed exchange ratio of 4.584 FHN shares for each IBKC share Consideration Projections based on Wall Street consensus estimates Earnings Estimates Cost Savings $170MM pre-tax cost savings (fully phased-in) 9% of combined expenses (11% of combined expenses excluding First Horizon’s Fixed Income segment) Represents 25% of IBERIABANK operating expenses Estimated 25% phase-in for 2020, 75% in 2021, and 100% thereafter Merger Expenses One-time merger expenses of $440MM pre-tax Includes $20MM contribution to Louisiana First Horizon Foundation Core Deposit Intangible 1.5% of non-time deposits Amortized using sum-of-years digits over 10-year period Loan Mark Gross loan credit mark of 1.2% of IBERIABANK gross loans Loan interest rate mark of 0.4% of IBERIABANK gross loans CECL Assumptions Under CECL, loans separated into purchase credit deteriorated (PCD) and non-purchase credit deteriorated (non-PCD) PCD Loans – The credit mark relating to PCD loans will be recorded as an allowance Non-PCD Loans – Non-PCD loans are recorded net of credit and rate marks. The non-PCD loans also require an allowance to be established in addition to the purchase accounting discount. Represents ‘double-count’ of credit mark impact Loan credit mark of 1.2% of gross loans is composed of: 0.5% PCD credit mark on gross loans 0.7% non-PCD credit mark on gross loans; accreted back through income over the life of the loans (5-years) Day 2 CECL reserve of 1.0x non-PCD credit mark (additional ‘double-count’ of 0.7% on gross loans); assumed at time zero Other FMV Adjustments FMV adjustments assumed on other balance sheet items such as securities, brokered deposits, FHLB borrowings and others Revenue Synergies Expected but not included in this modeling

Attractive Pro Forma Financial Impacts 19 Key Items GAAP with CECL (1) Current Accounting EPS Accretion to First Horizon (%) (2) 16% 11% EPS Accretion to IBERIABANK (%) (2) 22% 17% TBV per Share Impact (%) (3) (5)% (3)% TBV Earnback (Crossover) (Years) (3) 2 Years 1.5 Years Internal Rate of Return (%) 20% Return on Invested Capital (%) 13% Pro Forma Financial Impacts Pro Forma Operating Metrics Key Items Pro Forma ROAA (%) (Fully phased-in cost savings) 1.4% ROATCE (%) (Fully phased-in cost savings) 18% Efficiency Ratio (%) (Fully phased-in cost savings) 51% Common Equity Tier 1 Ratio (%) (At closing) 9.1% Dividend Accretion to IBERIABANK (%) 43% Notes: Includes estimated pro forma impacts of CECL during M&A purchase accounting Represents 2021 estimates assuming the impact of cost savings are fully phased-in for illustrative purposes Includes full impact of one-time merger-related expenses

Value of Cost Synergies Accrues to All Shareholders 20 Notes: Capitalized value of net cost synergies based on annual after-tax cost synergies capitalized assuming an 11x P/E multiple less after-tax one-time merger expenses Significant Potential Value Creation Summary of Cost Synergies $170MM of pre-tax cost synergies (fully phased-in) 9% of combined operating expenses 11% of combined operating expenses, excluding Fixed Income 12% 2-mile branch overlap Elimination of redundancies and duplication will enhance operating leverage going forward Provides additional ability for reinvestment in technology Pro forma emphasis on technology and digital strategies Significant experience with successful M&A integrations and a history of executing on cost savings opportunities Total Cost Synergies: $170MM (1) +11% $Bn Staffing Efficiencies & Overhead Redundancies50% Legacy Systems & Computer Services 30% Occupancy10% Other Expenses 10%

Significant Upside on a Pro Forma Basis Relative to Peer Banks Between $50-150Bn in Assets 21 Source: SNL Financial Notes: Peers include all major exchange-traded banks with assets between $50Bn and $150Bn; pro forma metrics represent 2020 estimated metrics as if merger impacts are fully phased-in for illustrative purposes Attractive Pro Forma Profitability Metrics Drives Significant Potential for Upside ROATCE (2020E) (%)(1) ROAA (2020E) (%)(1) Efficiency Ratio (2020E) (%)(1) Price / 2020E EPS (x)(1) Price / TBV (x)(1)

Combination Provides Benefits to All Constituents 22 EMPLOYEES & CULTURE CUSTOMERS COMMUNITIES & ENVIRONMENT Greater capabilities and expanded product suite Enables company to make further investments in technology Increased lending limits More efficient go-to-market strategy Extends expertise to larger number of clients Combined company will have a $10Bn community benefit plan Committed to the communities and markets that we serve Establishing Louisiana First Horizon Foundation to continue supporting community development; expected $20MM initial contribution Corporate social, environmental and governance responsibility is embedded in our culture Consistent corporate cultures Shared beliefs and company missions Strong focus on community Complementary businesses with a strong fit Ability to make additional investments in organization Strong risk management culture SHAREHOLDERS Double-digit earnings accretion Significant potential value creation; $1Bn capitalized value of net cost synergies Benefits of synergies accrue to both sets of shareholders Pro forma bank will have peer-leading returns profile Meaningful scale and franchise value Together We Will Have a Combined $10Bn Community Benefit Plan

23 Better Together

Additional Materials

Complementary Market Presence Throughout the South Footprint Has Significant Scale & Customer Reach in Major Markets Source: 25 Source: SNL Financial; per FDIC data and shown pro forma for pending mergers Notes: Memphis, TN and Lafayette, LA include First Horizon and IBERIABANK corporate deposits, respectively Top MSAs Deposits ($Bn) Branches (#) Avg. Deposits / Branch ($MM) Rank Memphis (1) 11.0 43 255 1 Miami 5.8 34 169 9 Nashville 5.3 44 121 5 Lafayette (1) 4.2 16 261 1 Knoxville 3.2 28 114 2 Chattanooga 2.3 18 128 1 New Orleans 2.2 22 102 5 Orlando 1.4 12 114 8 Houston 1.4 8 170 18 Naples 1.3 10 130 5 Atlanta 1.2 9 130 16 Raleigh 1.1 14 81 6 Key West 1.0 13 77 1 First Horizon IBERIABANK 2-Mile Branch Overlap: 12% TX LA MS AL FL GA OK KS MO KY VA WV AR SC NC TN Pro Forma MSAs with +$1Bn of Deposits Pro Forma Geographic Footprint

FIRST HORIZON
IBERIABANK

Strengthened Footprint in Large & Attractive Southern Markets

Franchise Balanced Between High Growth Markets & Stable Markets

Key Highlights

- ✓ Leading position in high growth Southern markets
- ✓ Footprint supported by continued strength in stable markets
- ✓ 67 MSAs served on a pro forma basis
- ✓ 17% of pro forma deposits are in the Top 5 Southern MSAs
- ✓ 27% of pro forma deposits are in the Top 10 Southern MSAs, with more than 61% of pro forma deposits in the Top 20 Southern MSAs

Operating in Rapidly Growing Markets

2019 – 2024 Projected Population Change (%)


4.5
3.6
Pro Forma Markets
National Average

Presence in 15 of Top 20 Southern MSAs [1]

First Horizon	IBERIABANK	#	MSA Name	Population (2019) (000s)
	✓	1	Dallas-Fort Worth-Arlington, TX	7,660
✓	✓	2	Houston-The Woodlands-Sugar Land, TX	7,170
✓	✓	3	Miami-Fort Lauderdale-Pompano Beach, FL	6,325
	✓	4	Atlanta-Sandy Springs-Alpharetta, GA	6,074
	✓	5	Tampa-St. Petersburg-Clearwater, FL	3,220
✓		6	Charlotte-Concord-Gastonia, NC-SC	2,658
	✓	7	Orlando-Kissimmee-Sanford, FL	2,655
		8	San Antonio-New Braunfels, TX	2,581
		9	Austin-Round Rock-Georgetown, TX	2,236
✓		10	Nashville-Davidson-Murfreesboro-Franklin, TN	1,955
		11	Virginia Beach-Norfolk-Newport News, VA-NC	1,780
	✓	12	Jacksonville, FL	1,579
✓		13	Raleigh-Cary, NC	1,394
✓	✓	14	Memphis, TN-MS-AR	1,346
		15	Richmond, VA	1,296
	✓	16	New Orleans-Metairie, LA	1,278
	✓	17	Birmingham-Hoover, AL	1,092
✓	✓	18	Greenville-Anderson, SC	923
		19	McAllen-Edinburg-Mission, TX	886
✓		20	Knoxville, TN	870

✓ First Horizon Existing MSA ✓ IBERIABANK Existing MSA

Source: SNL Financial
Notes:
1. Southern states include: Alabama, Arkansas, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee, Texas and Virginia

PROVEN. FOCUSED. BETTER TOGETHER.
26

Top Pro Forma Geographies 27 Source: SNL Financial; per FDIC data and shown pro forma for pending mergers Pro Forma - Top States Pro Forma – Top 20 MSAs Additional Materials

Commitment to Our Communities Each Bank Has a Strong Dedication to the Communities & Markets in Which We Operate 28 We plan to continue our commitment to these and other important community initiatives Key Highlights Examples Last year, First Horizon announced a five-year, $3.95Bn community benefit plan to increase access to financial resources and support to low and moderate income communities In 2018, the First Horizon Foundation celebrated its 25th anniversary The Foundation has distributed more than $90MM in grants to nearly 1,200 nonprofits First Horizon employees serve as board members of over 130 nonprofit organizations Partnership with Operation Hope provides free financial education and counseling to youth, adults and small businesses at 29 Hope Inside locations Corporate social responsibility is ingrained within the First Horizon organization and supporting communities is a business imperative of the company In 2017, committed to a 5-year, $6.7Bn community benefit plan to increase access to financial resources and support to low and moderate income communities In 2018, the company had 15,000+ service hours, $46MM in public welfare investments, $7MM of contributions and $309MM of community development loans IBERIABANK partners with multiple organizations to support communities IBERIABANK also has a national Community Advisory Board IBERIABANK is focused on making the world a better place; commitment to its associates, clients, communities, shareholders, and environment is embedded in its corporate culture and mission statement through diversity and inclusion best practices, strong governance and environmental efforts

Purchase Accounting Summary 29 Notes: Includes the impact of estimated earnings, payment of dividends, suspension of repurchases through closing in connection with transaction, estimate for Q1’20 CECL reserve adjustment increase and amortization of existing core deposit intangible Includes merger consideration and purchase accounting adjustments Includes full impact of one-time merger expenses for illustrative purposes Assumes that provision expense for Day 2 CECL non-PCD reserve occurs in connection with time zero impacts Includes loan credit and loan interest rate mark, net of IBKC reserve; IBKC reserve adjusted for estimated Q1’20 CECL reserve adjustment increase prior to closing Tangible Book Value per Share Build-Up (1) ($) Cumulative Impact Individual Component Impact (2) (3) (4) Calculation of Intangibles +3.6% (3.1)% (5.3)% (6.7)% (2.2)%

Earnings per Share Impact 30 Notes: Includes the impact of fully phased-in cost savings estimates for illustrative purposes Includes impacts of all other merger adjustments, such as other amortizing or accreting rate marks Earnings per Share Impact Build-Up Additional Materials